SERIES B PREFERRED STOCK PURCHASE AGREEMENT

This Series B Preferred Stock Purchase Agreement (this “Agreement”) is made as of _____________, 2015 by and among Neah Power Systems, Inc., a Nevada corporation (“NPS”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and, collectively, the “Purchasers”). NPS and the Purchasers are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, NPS desires to issue and sell to each Purchaser, and each Purchaser desires to purchase from NPS, shares of NPS’ Series B Preferred Stock having the rights, preferences and privileges set forth in the certificate of designation attached to this Agreement as Exhibit A (the “Preferred Stock”); and

WHEREAS, the issuance and sale of the Preferred Stock to each of the Purchasers is intended to be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the safe harbor set forth in Rule 506 of Regulation D promulgated thereunder.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

ARTICLE I
PURCHASE AND SALE; CLOSING

1.1 The Sale. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), NPS will issue and sell to each Purchaser, and each Purchaser will purchase and acquire from NPS, the number of shares of Preferred Stock set forth on such Purchaser’s signature page to this Agreement (the “Sale”).

1.2 Purchase Price. The purchase price for each share of Preferred Stock is $1 (the “Per Share Purchase Price”). Each Purchaser agrees to pay the purchase price determined by multiplying the number of shares of Preferred Stock purchased by such Purchaser by the Per Share Purchase Price. The purchase price for each Purchaser as determined by the foregoing formula is set forth on such Purchasers signature page to this Agreement (the “Subscription Amount”).

1.3 Advancement. Certain of the Purchasers may have advanced certain portions of their Subscription Amount to NPS (the “Advancement”) prior to the date of this Agreement. The amount of such Advancement, if applicable, is set forth on such Purchaser’s signature page to this Agreement. NPS acknowledges receipt of the Advancement as set forth on such Purchaser’s signature page to this Agreement.

1.4 Closing. Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Sale shall take place on a day designated by NPS that shall be no more than five Business Days following the date of this Agreement (the “Closing Date”). NPS shall provide to the Purchasers at least 24 hours notice prior to the Closing Date. The certificate of designation is attached as Exhibit A (the “Certificate of Designation”). On the Closing Date, ,(i) each Purchaser shall deliver to NPS via wire transfer or a certified check of immediately available funds such Purchaser’s Subscription Amount (minus any Advancement) and (ii) NPS shall deliver to each Purchaser a stock certificate representing such Purchaser’s respective shares of Preferred Stock. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Washington are authorized or required by law or other governmental action to close.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF NPS

NPS hereby represents and warrants as of the date hereof and as of the Closing Date to each of the Purchasers, except as disclosed in the SEC Reports (as defined below) filed on or prior to the date of this Agreement, as follows:

2.1 Organization and Qualification. NPS is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. NPS is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of NPS, or (iii) a material adverse effect on NPS’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2 Power and Authority. NPS has the requisite power and authority to enter into and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by NPS and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights generally and general principals of equity.

2.3 No Conflicts. No consent, approval, or authorization of or designation, declaration or filing with any third party or any governmental authority is required in connection with the valid execution and delivery of this Agreement.

2.4 Issuance of the Securities. The Preferred Stock is duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all liens imposed by NPS.

2.5 SEC Reports; Financial Statements. NPS has filed all reports, schedules, forms, statements and other documents required to be filed by NPS under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as NPS was required by law or regulation to file such material) (the foregoing materials referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of NPS included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of NPS and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.6 Litigation. There is no Proceeding pending or, to the knowledge of NPS, threatened against or affecting NPS or any of its respective properties before or by any Governmental Body which adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Preferred Stock. There has not been, and to the knowledge of NPS, there is not pending or contemplated, any investigation by the Securities and Exchange Commission involving NPS or any current or former director or officer of NPS. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by NPS under the Exchange Act or the Securities Act. “Proceeding” means an action, claim, suit, investigation or proceeding (including an investigation or partial proceeding, such as a deposition). “Governmental Body” means any (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal and state government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal).

2.7 Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in ARTICLE III, no registration under the Securities Act is required for the offer and sale of the Preferred Stock by NPS to the Purchasers as contemplated by this Agreement.

2.8 Investment Company. NPS is not, and is not an affiliate of, and immediately after receipt of payment for the Preferred Stock, will not be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. NPS shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

2.9 No General Solicitation. Neither NPS nor any person acting on behalf of NPS has offered or sold any of the Preferred Stock by any form of general solicitation or general advertising. NPS has offered the Preferred Stock for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

2.10 Brokers, Finders and Investment Bankers. NPS, nor any of its officers, directors, employees or affiliates has employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated by this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to NPS as follows:

3.1 Power and Authority. Purchaser has the requisite power and authority to enter into and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Purchaser and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium of similar loans of general applicability relating to or affecting creditors’ rights generally and general principals of equity.

3.2 No Conflict. No consent, approval, or authorization of or designation, declaration or filing with any third party or any governmental authority is required in connection with the valid execution and delivery of this Agreement.

3.3 Accredited Investor. Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933 as amended.

3.4 Investment Intent. Purchaser is purchasing the Preferred Stock for Purchaser’s own account and for investment purposes only and has no present intention, agreement or arrangement for the distribution, sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition, or subdivision of the Preferred Stock. Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any of the Preferred Stock.

3.5 Prior Relationship. Purchaser has a pre-existing business or personal relationship with NPS, its directors, officers or agents. The sale of the Preferred Stock has not been accompanied by the publication of any advertisement or by any general solicitation.

3.6 Restricted Preferred Stock. Purchaser understands that the Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock (the “Underlying Shares”) are and will be “restricted securities” as that term is defined in Rule 144 under the Securities Act of 1933, as amended, and the Preferred Stock and the Underlying Shares must be held indefinitely unless they are subsequently registered or qualified under the Securities Act of 1933, as amended, and other applicable securities laws or that exemptions from such registration or qualification are available. The certificates representing the Preferred Stock and Underlying Shares may bear a legend in substantially the form set forth below:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND

EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

3.7 Preferred Stock Terms; Conversion. Purchaser has read and understands the terms of the Preferred Stock set forth in the Certificate of Designation. Purchaser acknowledges that the Preferred Stock is convertible into shares of Common Stock only at the option of the Company.

3.8 Brokers, Finders and Investment Bankers. Purchaser, nor any of its officers, directors, employees or affiliates has employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated by this Agreement.

ARTICLE IV
MISCELLANEOUS

4.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between NPS and the other Purchasers, by written notice to NPS, if the Closing has not been consummated on or before the fifth Business Day following the date of this Agreement. This Agreement may be terminated by the Company by written notice to each of the Purchasers if the Closing has not been consummated on or before the fifth Business Day following the date of this Agreement.

4.2 Entire Agreement. This Agreement is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter of it and supersedes any prior or contemporaneous agreements, understandings, or course of dealing.

4.3 Short Sales. Neither the Purchaser nor any affiliate of the Purchaser acting on its behalf or pursuant to any understanding with it will execute any Short Sales of the Common Stock of NPS.

4.4 Applicable Law; Consent to Jurisdiction. This Agreement and the rights and remedies of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of Washington, as if this Agreement were made, and as if its obligations are to be performed, wholly within the State of Washington. Any and all proceedings resulting from or arising out of a controversy or claim relating to this Agreement or the breach thereof, shall be held exclusively in King County in the State of Washington, and the parties hereto expressly consent to hold themselves subject to such jurisdiction for the purposes of any and all such proceedings.

4.5 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement.

4.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or between 5:30 p.m. and 11:59 p.m. (Pacific Time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto, or to such other address as a party may specify by notice to the other parties delivered in accordance with this Section 4.6.

4.7 Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the following Business Day.

4.8 Successors and Assigns. This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by Purchaser without the prior written consent of NPS. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the Parties and their successors and assigns.

4.9 Counterparts. This Agreement may be executed in multiple counterparts and transmitted by facsimile or by electronic mail in “portable document format” (PDF) form, or by any electronic means intended to preserve the original graphic and pictorial appearance of a party’s signature. Each such counterpart and facsimile or PDF signature shall constitute an original, and all of which, when taken together, shall constitute one instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Series B Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEAH POWER SYSTEMS, INC. By: ___________________________ Name: David Schmidt Title: Acting Principal Financial Officer
Address for notice:	Neah Power Systems, Inc. 22118 20th Avenue SE, Suite 142 Bothell, Washington Attn: Gerard C. D’Couto
With a copy to (which shall not constitute notice):	Joseph J. Tomasek, Esq. 77 North Bridge Street Somerville, New Jersey 08876

[NEAH POWER SYSTEMS, INC. SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Series B Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:   ______________________________________________________

Subscription Amount: $___________, _________Advancement Amount: $________________ No. of Shares of Preferred Stock: __________

Signature of Authorized Signatory of Purchaser:  _______________________________

Name of Authorized Signatory:  ________________________________________________

Title of Authorized Signatory:   __________________________________________________

Fax Number of Purchaser:  ____________________________________________________

Address for notice:	____________________________________ ____________________________________ ____________________________________
With a copy to (which shall not constitute notice):	____________________________________ ____________________________________ ____________________________________
Address for (i) delivery of the Preferred Stock and (ii) registration of the Preferred Stock on the books and records of the Company:	____________________________________ ____________________________________ ____________________________________

EIN Number: [Provide this under separate cover.]

[PURCHASER SIGNATURE PAGE NO. 1 TO PREFERRED STOCK PURCHASE AGREEMENT]

[ADDITIONAL SIGNATURE PAGES FOLLOW]

 Exhibit A

Certificate of Designation